BIOADAPTIVES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BIOADAPTIVES, INC. (the Registrant) on Form 10-Q for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barry Epling, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Barry Epling and will be retained by BIOADAPTIVES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2014

By: /s/ Barry Epling

Barry Epling

President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board

(Principal Executive Officer, Principal Financial Officer)